Exhibit 99.1

Clear Channel Outdoor Holdings, Inc. Agrees to be Acquired by Mubadala Capital, in Partnership with TWG Global, for $6.2 Billion

Shareholders to receive $2.43 per share in cash, representing a 71% premium to unaffected share price

SAN ANTONIO, February 9, 2026 – Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) (“Clear Channel” or the “Company”), a leader in U.S. out-of-home (OOH) advertising, today announced that it has entered into a definitive agreement to be acquired by Mubadala Capital, in partnership with TWG Global (“TWG”). The all-cash transaction values Clear Channel at an enterprise value of $6.2 billion.

The transaction represents a significant milestone in Clear Channel’s transformation, creating a streamlined and nimble ownership structure, supported by long-term capital from Mubadala Capital. With approximately $3 billion of equity capital committed, this investment is expected to enhance the Company’s financial flexibility, support ongoing deleveraging efforts, and reposition it to pursue new avenues of growth. Wade Davis, a media and technology veteran who partnered with Mubadala Capital and TWG on the transaction, is expected to join Clear Channel as Executive Chairman, bringing deep industry experience to support the company’s next chapter of transformation.

Under the terms of the agreement, the investor group will acquire 100% of Clear Channel’s outstanding common stock, with Clear Channel’s common shareholders receiving $2.43 per share in cash. The per share purchase price represents a 71% premium to the Company’s unaffected share price of $1.42 on October 16, 2025, the last trading day prior to media reports regarding a potential transaction involving the Company.

“We believe this transaction delivers compelling value to our shareholders, strengthens our financial flexibility by reducing debt and increasing cash flow to invest in the business, and positions Clear Channel for its next phase of long-term growth,” said Scott Wells, Chief Executive Officer of Clear Channel. “We appreciate that Mubadala Capital and TWG recognize the significant transformation our business has successfully undergone in recent years, and we look forward to partnering with them.”

“This transaction reflects Mubadala Capital’s approach to investing: identifying high-quality businesses where complexity creates opportunity and long-term partnership drives value. Clear Channel is a category leader with a strong platform and significant potential ahead. We look forward to supporting the company and its management through active ownership, disciplined execution, and long-term capital,” said Oscar Fahlgren, Chief Investment Officer of Mubadala Capital.

“This landmark transaction represents the ideal expression of our partnership with Mubadala Capital and TWG’s investment thesis in motion,” said Mark Walter, Co-Chairman and CEO of TWG. “Mubadala Capital’s ability to approach complex transactional situations with creativity and commit resources to support high-conviction opportunities, combined with TWG’s operational expertise and track record of driving large-scale digital transformation across a range of industries, will set up Clear Channel and its management team to lead the sector at this exciting inflection point and build the next generation of digital advertising infrastructure.”

“Clear Channel’s nationwide billboard network and airport inventory give us a unique platform to drive the transformation of the outdoor advertising industry,” said Mr. Davis. “In partnership with Mubadala Capital and TWG, I look forward to working with management to continue investing in data, measurement and transaction platforms, and unlocking the true potential of this powerful medium to drive meaningful outcomes for agencies and advertisers.”

Transaction Details

The agreement was unanimously approved by Clear Channel’s Board of Directors. The transaction is expected to close by the end of the third quarter of 2026, subject to customary closing conditions, including receipt of required regulatory approvals and approval by Clear Channel’s common shareholders. Following the close of the transaction, Clear Channel’s common stock will no longer be listed for trading on any public market. Clear Channel intends to remain headquartered in San Antonio, Texas.

The investor group, in partnership with Mr. Davis as Executive Chairman, will work closely with Clear Channel’s management team to support the Company’s long-term strategic direction, operational execution, and digital transformation initiatives. Newlight Partners is serving as a strategic partner to Mubadala Capital on the transaction.

Equity financing will be provided by Mubadala Capital in partnership with TWG. Apollo-managed funds (NYSE: APO) (the “Apollo Funds”) have committed to invest preferred equity in the transaction. Debt financing has been committed by a group led by JPMorgan Chase Bank, N.A. and Apollo Funds.

Under the terms of the definitive agreement, Clear Channel will have a 45 day “go-shop” period during which it is permitted to actively solicit, evaluate, and consider alternative acquisition proposals from third parties. The go-shop period will expire at 11:59 PM ET on March 26, 2026. There can be no assurance that this process will result in other acquisition proposals or a superior proposal, and Clear Channel does not intend to disclose developments regarding the solicitation process unless and until its Board of Directors has made a decision with respect to any potential superior proposal.

Certain holders of approximately 48% of Clear Channel’s outstanding shares of common stock as of September 30, 2025 have entered into support agreements to support the transaction.

Additional information regarding the transaction will be filed by Clear Channel with the Securities and Exchange Commission in a Current Report on Form 8-K.

2025 Fourth Quarter Earnings Update

As a result of this announcement, Clear Channel will release 2025 fourth quarter results as scheduled on Thursday, February 26, 2026, through a press release, but will not host a conference call or webcast.

Advisors

Morgan Stanley & Co. LLC and Moelis & Company LLC are serving as financial advisors to Clear Channel, and Kirkland & Ellis LLP is acting as legal advisor to the Company.

Guggenheim Securities, LLC and J.P. Morgan Securities LLC are serving as financial advisors to Mubadala Capital. Freshfields is acting as legal advisor to Mubadala Capital.

About Clear Channel Outdoor Holdings, Inc.

Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) is at the forefront of driving innovation in the out-of-home advertising industry. Clear Channel’s dynamic advertising platform is broadening the pool of advertisers using its medium through the expansion of digital billboards and displays and the integration of data analytics and programmatic capabilities that deliver measurable campaigns that are simpler to buy. By leveraging the scale, reach and flexibility of Clear Channel’s diverse portfolio of assets, we connect advertisers with millions of consumers every month.

About Mubadala Capital

Mubadala Capital is a global alternative asset management platform that manages, advises and administers for clients and limited partners over $430 billion in assets through its asset managers and strategic partnerships. A subsidiary of Mubadala Investment Company, Mubadala Capital combines the scale and stability of sovereign ownership with the agility and focus of a performance-driven global alternative asset management firm.

Mubadala Capital’s wholly owned businesses invest across multiple asset classes and geographies, including private equity, special opportunities with a focus on Brazil, and other alternative investments. Additionally, Mubadala Capital maintains a portfolio of strategic businesses and partnerships in private wealth, credit, insurance and real estate, amongst other areas.

Mubadala Capital has a team of over 200 professionals across 5 offices – Abu Dhabi, New York, London, San Francisco, and Rio De Janeiro – and serves as a partner of choice to institutional and private investors seeking differentiated risk-adjusted returns across various private markets and alternative asset classes.

About TWG Global

TWG Global operates and invests in businesses with untapped potential and guides them to new levels of growth. Led by Mark Walter and Thomas Tull, TWG Global has interests across financial services, insurance, AI and technology, sports / media / entertainment and energy. With an enterprise value over $40 billion, the portfolio of TWG Global and its principals includes Guggenheim Investments, Guggenheim Securities, Group 1001 Insurance, and prominent sports franchises such as the LA Dodgers, LA Lakers and Chelsea FC.

For further information, please contact:

Clear Channel Outdoor Holdings, Inc.

Investor contact:

Laura Kiernan

VP Investor Relations

914-598-7733

InvestorRelations@clearchannel.com

Press contact:

FGS Global

Danya Al-Qattan/Stephen Pettibone

ClearChannel@fgsglobal.com

Mubadala Capital

Press contact:

Natalia Moreno

Global Head of Communications

nmoreno@mubadalacapital.ae

TWG Global

Press contact:

Prosek Partners for TWG Global

twg@prosek.com

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release, including statements regarding the proposed acquisition of Clear Channel by the investor group (the “Merger”), common shareholder approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and any other statements regarding Clear Channel’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “estimate,” “believe,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “deliver,” “seek,” “strategy,” “target,” “will” and similar words and expressions are intended to identify such forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond Clear Channel’s control and are difficult to predict. These risks and uncertainties include, but are not limited to: uncertainties associated with the proposed Merger, including the failure to consummate the Merger in a timely manner or at all, could adversely affect Clear Channel’s business, results of operations, financial condition, and the trading price of Clear Channel’s common stock; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement governing the Merger (the “Merger Agreement”), including circumstances requiring Clear Channel to pay a termination fee pursuant to the Merger Agreement; failure to satisfy the conditions precedent to consummate the Merger, including the adoption of the Merger Agreement by the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Clear Channel’s common stock and obtaining required regulatory approvals; the risk that restrictions on the operation of Clear Channel’s business during the pendency of the Merger may impact Clear Channel’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions Clear Channel might otherwise have taken; potential litigation relating to, or other unexpected costs resulting from, the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of Clear Channel’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of Clear Channel to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. Clear Channel can give no assurance that the conditions to the Merger will be satisfied or that it will close within the anticipated time period.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release are described in the section entitled “Item 1A. Risk Factors” of the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as other risks and forward-looking statements in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended on September 30, 2025, the Company’s Quarterly Report on Form 10-Q for the

quarterly period ended on June 30, 2025 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended on March 31, 2025 and in other reports and filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release or the date of any document referred to in this press release. Except as required by applicable law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Additional Information and Where to Find It

This press release is being made with respect to the proposed Merger and related transactions (collectively, the “proposed transaction”) involving Clear Channel and Mubadala Capital. In accordance with the Merger Agreement, a meeting of the common shareholders of Clear Channel will be announced as promptly as practicable to seek Clear Channel common shareholder approval in connection with the proposed transaction. Clear Channel intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Clear Channel’s common shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Clear Channel with the SEC.

BEFORE MAKING ANY DECISION, CLEAR CHANNEL COMMON SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT AS, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Clear Channel’s common shareholder meeting to approve the proposed transaction or other proposals in relation to the proposed transaction should be made only on the basis of the information contained in Clear Channel’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Clear Channel with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Clear Channel’s website at https://investor.clearchannel.com/.

Participants in the Solicitation

Clear Channel and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Clear Channel’s common shareholders in connection with the proposed transaction. Information regarding Clear Channel’s directors and executive officers is set forth under the captions “Composition of the Board of Directors,” “Proposal 1 — Election of Directors,” “Our NEOs,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation Tables,” “Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Clear Channel’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 10, 2025 (the “Annual Meeting Proxy Statement”), which can be found here, and in Clear Channel’s Current Reports on Form 8-K filed with the SEC on July  23, 2025 and December 19, 2025. To the extent the holdings of Clear Channel’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are included in the EDGAR Search Results here).

These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Clear Channel’s website at https://investor.clearchannel.com/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Clear Channel expects to file in connection with the proposed transaction and other relevant materials Clear Channel may file with the SEC.